Exhibit 10.1

THIRD AMENDMENT TO FACILITY AGREEMENT, SENIOR SECURED CONVERTIBLE NOTE AND WARRANT

          THIRD AMENDMENT TO FACILITY AGREEMENT AND SECOND AMENDMENT TO SENIOR SECURED CONVERTIBLE NOTE AND WARRANT (this “Amendment”), dated as of February 3, 2016, by and among KEMPHARM, INC., a Delaware corporation (the “Borrower”) and DEERFIELD PRIVATE DESIGN FUND III, L.P. (the “Lender” and together with the Borrower, the “Parties”).

RECITALS:

            A.     Borrower and Lenders have entered into (i) that certain Facility Agreement dated as of June 2, 2014 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Facility Agreement”), (ii) that certain Senior Secured Convertible Note in the original principal amount of $10,000,000 dated June 2, 2014 (as the same may be amended, restated, modified or otherwise supplemented from time to time, the “Note”) and (iii) that certain warrant number W-74 dated June 2, 2014, relating to the right of the Lender to purchase from the Borrower 1,923,077 fully paid and non-assessable shares of common stock of the Borrower (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Warrant”).

            B.     The Parties desire to amend the Facility Agreement, Note and Warrant on the terms set forth herein.

            NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Parties agree as follows:

            1.     Defined Terms.  Capitalized terms used herein which are defined in the Facility Agreement, unless otherwise defined herein, shall have the meanings ascribed to them in the Facility Agreement.  The Recitals to this Amendment are incorporated herein in their entirety by this reference thereto.

            2.     Amendments to Facility Agreement.  The Facility Agreement is hereby amended as follows:

            a.     The defined term “Permitted Indebtedness” in Section 1.1 is hereby amended by (i) deleting the “and” at the end of clause (xi), (ii) deleting the period at the end of clause (xii) and inserting “; and” in lieu thereof and (iii) adding the following clause (xiii):

          (xiii) Indebtedness in an aggregate principal amount not to exceed $86,250,000 in the form of convertible senior unsecured notes, provided that the issuance of any such convertible senior unsecured notes shall be on or before March 18, 2016 (such debt, the “Permitted Convertible Notes”).

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            3.     Amendments to Note.  The Note is hereby amended as follows:

            a.     Section 1(xxvii) is hereby deleted in its entirety and the following is inserted in substitution therefor:

                    “Intentionally Deleted”

            b.     The following sentence is hereby deleted in its entirety from Section 2(a): “In addition, the entire Principal shall be convertible into Required Conversion Shares at the option of the Company, as further set forth in and subject to the terms and conditions set forth in Section 2(h).”

            c.     The last sentence of the first paragraph of Section 2(f)(i)(A) is hereby amended and restated as follows:

            “The foregoing provision shall not apply to any issuances or sales of the Permitted Convertible Notes and any issuance or sales of Common Stock or Convertible Securities (i) pursuant to any Convertible Securities or Options outstanding on the Issuance Date in accordance with the terms of such Convertible Securities in effect on the Issuance Date provided that such securities have not been amended since the date hereof to directly or indirectly effectively reduce the conversion, exercise or exchange price for any Convertible Securities or Options which are currently outstanding, (ii) pursuant to the terms of the Permitted Convertible Notes or (iii) any Common Stock issued or issuable upon exercise of any options to employees, officers, directors, consultants and advisors (and any individuals who have accepted an offer of employment), in each case in connection with any Approved Stock Plan (defined below).”

            d.     Section 2(h) is hereby deleted in its entirety and the following is inserted in substitution therefor:

                    “Intentionally Deleted.”

            4.     Amendments to Warrant and form of Warrants.  Each of the Warrant and Exhibit E to the Facility Agreement is hereby amended as follows:

            a.     The last sentence of the first paragraph of Section 5(f) is hereby amended and restated as follows:

            “The foregoing provision shall not apply to any issuances or sales of the Permitted Convertible Notes (as defined in the Facility Agreement) and any issuance or sales of Common Stock or Convertible Securities (i) pursuant to any Convertible Securities or Options currently outstanding on the Date of Issuance in accordance with the terms of such Convertible Securities in effect on the Date of Issuance provided that such securities have not been amended since the date hereof to directly or indirectly effectively reduce the conversion, exercise or exchange price for any Convertible Securities or Options which are currently outstanding, (ii) pursuant to the terms of the Permitted Convertible Notes or (iii) any Common Stock issued or issuable upon

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exercise of any options to employees, officers, directors, consultants and advisors (and any individuals who have accepted an offer of employment), in each case in connection with any Approved Stock Plan (defined below).”

            5.     Any warrants issuable in the future pursuant to Section 2.10 of the Facility Agreement shall reflect the amendments set forth in Section 4 above.

            6.     Consent to Prepayment.  Pursuant to Section 2.3(a) of the Facility Agreement, each undersigned Lender (collectively constituting the Required Lenders) hereby consents to the Borrower’s prepayment of the Term Notes (as defined in the Facility Agreement) outstanding on the date hereof at an aggregate redemption price of $18,621,269 (the “Redemption Price”). The Lender hereby acknowledges and agrees that payment of the Redemption Price shall represent payment in full of the aggregate outstanding principal amount and all accrued, but unpaid, interest on the Term Notes and that the Borrower’s payment of the Redemption Price to the Lender shall satisfy in full any and all obligations of the Borrower to the Lender with respect to the Term Notes or related thereto as of the date of such payment.

            7.     Borrower Agreements.  Provided that the Borrower issues and sells at least $75,000,000 principal amount of Permitted Convertible Notes, the Borrower shall use a portion of the proceeds from the issuance of the Permitted Convertible Notes to prepay and redeem the Term Notes in full at the Redemption Price. Further, the Borrower hereby agrees to use commercially reasonable efforts to sell not less than $75,000,000 in principal amount of Permitted Convertible Notes and to provide that in any offering of the Permitted Convertible Notes under Rule 144A of the Securities Act of 1933, as amended, that the initial purchasers in such offering will offer for sale at least 80% of the Permitted Convertible Notes issued in such offering to the Lender or its affiliated entities.

            8.     Effect on the Facility Agreement, Note and Warrant.  Except as amended herein and as previously amended, the Facility Agreement, Note and Warrant shall continue in full force and effect as originally executed and delivered. Any reference in the Facility Agreement, Note and the Warrant to “this Agreement,” “this Warrant,” “this “Note” “hereunder,” hereof,” “herein,” or words of like import referring to such agreement shall refer to the Facility Agreement, Warrant or Note, as the case may be, as amended by this Amendment.

            9.     Governing Law.  This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

          10.     Counterparts.  This Amendment may be executed on separate counterparts that may be transmitted via an email .pdf file or facsimile, each of which, when so executed and delivered, shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same Amendment.

[Remainder of Page Intentionally Left Blank, signature page follows]

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          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

BORROWER:

KEMPHARM, INC.

By:       /s/ R. LaDuane Clifton
Name:  R. LaDuane Clifton

Title:    CFO

LENDERS:

DEERFIELD PRIVATE DESIGN FUND III, L.P.

By:       Deerfield Mgmt. III, L.P., its General Partner

By:       J.E. Flynn Capital III, LLC, its General Partner

By:       /s/ David J. Clark
Name:  David J. Clark
Title:    Authorized Signatory

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